UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	February 25, 2005

NRG Energy, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-15891	41-1724239

(Commission File Number)	(IRS Employer Identification No.)

211 Carnegie Center	Princeton, NJ 08540

(Address of Principal Executive Offices)	(Zip Code)

609-524-4500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Material Definitive Agreement
Item 5.03 Amendment to By-laws
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-3.2: AMENDED AND RESTATED BY-LAWS
EX-10.1: NEO 2004 AIP PAYOUT AND 2005 BASE SALARY TABLE

Item 1.01 Material Definitive Agreement

     On February 25, 2005, the Board of Directors of NRG Energy, Inc., or NRG, approved the 2004 Annual Incentive Plan payout, or AIP Payout, and 2005 base salary for each executive officer of NRG who is expected to be a named executive officer, or NEO, in NRG’s Proxy Statement for the annual meeting of stockholders to be held on May 24, 2005: David W. Crane, President and Chief Executive Officer; Robert C. Flexon, Executive Vice President and Chief Financial Officer; John P. Brewster, Executive Vice President, International Operations and Regional President, South Central Region; Scott J. Davido, Executive Vice President and Regional President, Northeast Region; and Timothy W. J. O’Brien, Vice President, General Counsel and Secretary. The AIP Payout, which includes a combination of cash and equity, and the base salary for each NEO is set forth in the 2004 AIP Payout and 2005 Base Salary Table, which is filed as Exhibit 10.1 to this current report on Form 8-K.

     On February 25, 2005, the Board approved the 2005 Incentive Design and Financial Targets for Mr. Crane, President and Chief Executive Officer of NRG. For fiscal 2005, Mr. Crane’s target incentive for annual incentive compensation will be 100 percent of base salary with an additional maximum opportunity of 50 percent of base salary. Incentive components for Mr. Crane include targets based on NRG’s free cash flow and EBITDA in 2005, as well as operating performance, staff development and corporate compliance. The Board also approved the 2005 Senior Staff Incentive Plan Design which is applicable to the other NEOs of NRG. For fiscal 2005, the target incentive for annual incentive compensation for the other NEOs will range from 50 to 75 percent of base salary with an additional maximum opportunity ranging from 25 to 37.5 percent of base salary. Incentive components for the other NEOs include targets based on NRG’s free cash flow and EBITDA in 2005 and individual performance objectives.

Item 5.03 Amendment to By-laws

     Effective February 25, 2005, Article III,Section 9 of the By-Laws of NRG Energy, Inc., or NRG, was amended and restated to give the Board of Directors of NRG greater discretion with respect to the delegation of authority and power to form committees, consistent with Delaware law. The By-Laws were also amended to make certain technical clarifications. The Amended and Restated By-Laws are filed as Exhibit 3.2 to this current report on Form 8-K and are marked to show changes.

Item 9.01 Financial Statements and Exhibits

    (c) Exhibits

Exhibit No.	Description

3.2	Amended and Restated By-Laws of NRG Energy, Inc.

10.1	NRG Energy, Inc. NEO 2004 AIP Payout and 2005 Base Salary Table

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc. (Registrant)
By:	/s/ TIMOTHY W. J. O'BRIEN
Timothy W. J. O'Brien
Vice President, Secretary and General Counsel

Dated: March 3, 2005

Exhibit Index

Exhibit No.	Description

3.2	Amended and Restated By-Laws of NRG Energy, Inc.

10.1	NRG Energy, Inc. NEO 2004 AIP Payout and 2005 Base Salary Table